Exhibit 10.2

TENTH AMENDMENT TO LEASE
THIS TENTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this __25__ day of October, 2012 (the “Execution Date”), by and between BMR-LANDMARK AT EASTVIEW LLC, a Delaware limited liability company (“Landlord”), and REGENERON PHARMACEUTICALS, INC., a New York corporation (“Tenant”).
RECITALS
A.WHEREAS, Landlord and Tenant entered into that certain Lease dated as of December 21, 2006, as amended by that certain First Amendment to Lease dated as of October 24, 2007, that certain Second Amendment to Lease dated as of September 30, 2008, that certain Third Amendment to Lease dated as of April 29, 2009, that certain Fourth Amendment to Lease dated as of December 3, 2009, that certain Fifth Amendment to Lease dated as of February 11, 2010, that certain Sixth Amendment to Lease dated as of June 4, 2010, that certain Seventh Amendment to Lease dated as of December 22, 2010, that certain Eighth Amendment to Lease dated as of August 1, 2011 (the “Eighth Amendment”) and that certain Ninth Amendment to Lease dated as of September 30, 2011 (the “Ninth Amendment”) (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 735, 745, 755, 765 and 777 Old Saw Mill River Road in Tarrytown, New York (collectively, the “Buildings” and each, a “Building”);
B.WHEREAS, Tenant desires to lease approximately forty thousand four hundred ninety-five (40,495) square feet of additional Rentable Area located on the 02-Level of the Building located at 777 Old Saw Mill River Road in Tarrytown, New York, as depicted on Exhibit A attached hereto (the “777-02 Premises”), a portion of which, is currently leased by other tenants (each a “Vacating Tenant” and together, the “Vacating Tenants”);
C.WHEREAS, Tenant desires to lease approximately three thousand seven hundred eighty-three (3,783) square feet of additional Rentable Area located on the S-Level of the Building located at 777 Old Saw Mill River Road in Tarrytown, New York, as depicted on Exhibit B-1 attached hereto (the “777 S-Level Corridor Premises”);
D.WHEREAS, Tenant desires to lease approximately four hundred sixteen (416) square feet of additional Rentable Area located on the second (2nd) floor of the Building located at 765 Old Saw Mill River Road in Tarrytown, New York, as depicted on Exhibit B-2 attached hereto (the “765 2nd Floor Corridor Premises”);
E.WHEREAS, Tenant desires to lease approximately thirty-two thousand five hundred nineteen (32,519) square feet of additional Rentable Area on the mezzanine level of the Building located at 765 Old Saw Mill River Road in Tarrytown, New York, as depicted on Exhibit C attached hereto (the “765 Mezz Premises”), a portion of which (the “Space License Premises”) is currently

BMR form dated 4/12/12

occupied by Tenant via that certain Space License Agreement dated as of June 4, 2012 (the “Space License”);
F.WHEREAS, Tenant desires to lease approximately five hundred thirty-seven (537) square feet of additional Rentable Area located in the elevator lobby on the second (2nd) floor of the Building located at 765 Old Saw Mill River Road in Tarrytown, New York, as depicted on Exhibit D attached hereto (the “765 2nd Floor Elevator Lobby Premises”);
G.WHEREAS, Tenant desires to lease approximately one thousand fifty-four (1,054) square feet of additional Rentable Area located on the first (1st) floor of the Building located at 765 Old Saw Mill River Road in Tarrytown, New York, as depicted on Exhibit E attached hereto (the “765 Expansion Premises III”);
H.WHEREAS, Tenant desires to lease approximately one thousand six hundred seventy-five (1,675) square feet of additional Rentable Area in the Building located at 777 Old Saw Mill River Road in Tarrytown, New York, as depicted on Exhibit F attached hereto (the “Additional 01 Premises” and together with the 777-02 Premises, 777 S-Level Corridor Premises, 765 2nd Floor Corridor Premises, 765 Mezz Premises, 765 2nd Floor Elevator Lobby Premises and 765 Expansion Premises III, the “10th Amendment Expansion Premises”); and
I.WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.
AGREEMENT
NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:
1.Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease.”
2.Additions to Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the following space on the following terms:
2.1.    777-02 Premises. Conditional upon each Vacating Tenant surrendering its currently occupied portions of the 777-02 Premises to Landlord in accordance with such Vacating Tenant’s lease, and subject to Tenant’s termination options set forth in Section 3 hereof, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the 777-02 Premises as of the date (the “777-02 Premises Commencement Date”) that Landlord tenders possession of the 777-02 Premises to Tenant in compliance with the terms of the Amended Lease and with the 777-02 Landlord Work (as defined in Section 6.1(a) hereof) substantially complete. If possession is delayed solely because of a Tenant Delay (as defined Section 6.6), then the 777-02 Premises Commencement Date shall be the date that the 777-02 Premises Commencement Date would have occurred but for such delay. From and after the 777-02 Premises Commencement Date, the term “Premises” shall include the 777-02 Premises. The Term with respect to the 777-02 Premises shall expire on the Term Expiration Date for the New Premises, subject to (a) Tenant’s option to extend the Term of the Lease as provided in Article 44 of the Lease and (b) Tenant’s termination option set forth in Section 3 hereof. Tenant shall execute and deliver to Landlord written acknowledgment of the actual 777-02 Premises Commencement Date within ten (10) days after Tenant takes occupancy of the 777-02 Premises, in the form attached as Exhibit G hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the 777-02 Premises Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the 777-02 Premises required for the Permitted Use by Tenant shall not serve to extend the 777-02 Premises Commencement Date. In the event any Vacating Tenant has not vacated all or any portion of the 777-02 Premises by June 1, 2013, Tenant may provide written notice to Landlord of its intent to terminate the Amended Lease with respect to all or any portion of the 777-02 Premises (the “777-02 Premises Termination Notice”). Upon Landlord’s receipt of such notice, Landlord shall have thirty (30) days (the “Cure Period”) to remove all Vacating Tenants from the 777-02 Premises. If, prior to expiration of the Cure Period, all Vacating Tenants have vacated the 777-02 Premises, then such termination notice shall be void and of no further force or effect and the Amended Lease with respect to the 777-02 Premises shall continue in full force and effect. If, prior to the expiration of the Cure Period, all Vacating Tenants have not vacated the 777-02 Premises, then the Amended Lease with respect to the portion of the 777-02 Premises identified in the 777-02 Premises Termination Notice shall terminate upon expiration of the Cure Period, except for those provisions that expressly survive the expiration or earlier termination thereof.
2.2.    777 S-Level Corridor Premises. Subject to Tenant’s termination options set forth in Section 3 hereof, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the 777 S-Level Corridor Premises as of the date (the “777 S-Level Corridor Premises Commencement Date”) that Landlord tenders possession of the 777 S-Level Corridor Premises to Tenant in compliance with the terms of the Amended Lease and with the 777 S-Level Corridor Landlord Work (as defined in Section 6.2 hereof) substantially complete. From and after the 777 S-Level Corridor Premises Commencement Date, the term “Premises” shall include the 777 S-Level Corridor Premises. If possession is delayed solely because of a Tenant Delay, then the 777 S-Level Corridor Premises Commencement Date shall be the date that the 777 S-Level Corridor Premises Commencement Date would have occurred but for such delay. The Term with respect to the 777 S-Level Corridor Premises shall expire on the Term Expiration Date for the New Premises, subject to (a) Tenant’s option to extend the Term of the Lease as provided in Article 44 of the Lease and (b) Tenant’s termination option set forth in Section 3 hereof. Tenant shall execute and deliver to Landlord written acknowledgment of the actual 777 S-Level Corridor Premises Commencement Date within ten (10) days after Tenant takes occupancy of the 777 S-Level Corridor Premises, in the form attached as Exhibit G hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the 777 S-Level Corridor Premises Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the 777 S-Level Corridor Premises required for the Permitted Use by Tenant shall not serve to extend the 777 S-Level Corridor Premises Commencement Date.

2.3.    765 2nd Floor Corridor Premises. Subject to Tenant’s termination options set forth in Section 3 hereof, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the 765 2nd Floor Corridor Premises as of the Execution Date (the “765 2nd Floor Corridor Premises Commencement Date”). From and after the 765 2nd Floor Corridor Premises Commencement Date, the term “Premises” shall include the 765 2nd Floor Corridor Premises. The Term with respect to the 765 2nd Floor Corridor Premises shall expire on the Term Expiration Date for the New Premises, subject to (a) Tenant’s option to extend the Term of the Lease as provided in Article 44 of the Lease and (b) Tenant’s termination option set forth in Section 3 below.
2.4.    765 Mezz Premises. Subject to Tenant’s termination options set forth in Section 3 hereof, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the 765 Mezz Premises as of the Execution Date (the “765 Mezz Premises Commencement Date”). From and after the 765 Mezz Premises Commencement Date, the term “Premises” shall include the 765 Mezz Premises. The Term with respect to the 765 Mezz Premises shall expire on the Term Expiration Date for the New Premises, subject to (a) Tenant’s option to extend the Term of the Lease as provided in Article 44 of the Lease and (b) Tenant’s termination option set forth in Section 3 hereof.
2.5.    765 2nd Floor Elevator Lobby Premises.
(a)    Subject to Tenant’s termination options set forth in Section 3, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the 765 2nd Floor Elevator Lobby Premises as of the Execution Date (the “765 2nd Floor Elevator Lobby Premises Commencement Date”). From and after the 765 2nd Floor Elevator Lobby Premises Commencement Date, the term “Premises” shall include the 765 2nd Floor Elevator Lobby Premises. The Term with respect to the 765 2nd Floor Elevator Lobby Premises shall expire on the Term Expiration Date for the New Premises, subject to (a) Tenant’s option to extend the Term of the Lease as provided in Article 44 of the Lease and (b) Tenant’s termination option set forth in Section 3 hereof.
2.6.    765 Expansion Premises III. Subject to Tenant’s termination options set forth in Section 3 hereof, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the 765 Expansion Premises III as of the date (the “765 Expansion Premises III Commencement Date”) that Landlord tenders possession of the 765 Expansion Premises III to Tenant in compliance with the terms of the Amended Lease and with the 765 Expansion Premises III Landlord Work (as defined in Section 6.4(a) hereof) substantially complete. If possession is delayed solely because of a Tenant Delay, then the 765 Expansion Premises III Commencement Date shall be the date that the 765 Expansion Premises III Commencement Date would have occurred but for such delay. From and after the 765 Expansion Premises III Commencement Date, the term “Premises” shall include the 765 Expansion Premises III. The Term with respect to the 765 Expansion Premises III shall expire on the Term Expiration Date for the New Premises, subject to (a) Tenant’s option to extend the Term of the Lease as provided in Article 44 of the Lease and (b) Tenant’s termination option set forth in Section 3 hereof. Tenant shall execute and deliver to Landlord written acknowledgment of the actual 765 Expansion Premises III Commencement Date within ten (10) days after Tenant takes occupancy of the 765 Expansion Premises III, in the form attached as Exhibit G hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the 765 Expansion Premises

III Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the 765 Expansion Premises III required for the Permitted Use by Tenant shall not serve to extend the 765 Expansion Premises III Commencement Date.
2.7.    Additional 01 Premises. Subject to Tenant’s termination options set forth in Section 3 hereof, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Additional 01 Premises as of the date (the “Additional 01 Premises Commencement Date”) that Landlord tenders possession of the Additional 01 Premises to Tenant in compliance with the terms of the Amended Lease and with the Additional 01 Premises Landlord Work (as defined in Section 6.5(a) hereof) substantially complete. If possession is delayed by a Tenant Delay, then the Additional 01 Premises Commencement Date shall be the date that the Additional 01 Premises Commencement Date would have occurred but for such delay. From and after the Additional 01 Premises Commencement Date, the term “Premises” shall include the Additional 01 Premises. The Term with respect to the Additional 01 Premises shall expire on the Term Expiration Date for the New Premises, subject to (a) Tenant’s option to extend the Term of the Lease as provided in Article 44 of the Lease and (b) Tenant’s termination option set forth in Section 3 hereof. Tenant shall execute and deliver to Landlord written acknowledgment of the actual Additional 01 Premises Commencement Date within ten (10) days after Tenant takes occupancy of the Additional 01 Premises, in the form attached as Exhibit G hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the Additional 01 Premises Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the Additional 01 Premises required for the Permitted Use by Tenant shall not serve to extend the Additional 01 Premises Commencement Date.
3.Termination Options. Tenant shall have the following termination options:
3.1.    In addition to the termination rights set forth in Sections 2.1 and 3.8 hereof, Tenant shall be entitled to terminate the Amended Lease with respect to the 777-02 Premises as of December 31, 2015, or December 31, 2016; provided that Tenant (a) provides Landlord with no less than twelve (12) months’ prior written notice and (b) pays (on or before the effective date of such termination) to Landlord a termination fee of (i) if the termination date is December 31, 2015, Seven Hundred Eighty-Six Thousand Seven Hundred Sixty Dollars ($786,760) or (ii) if the termination date is December 31, 2016, Six Hundred Ninety-Four Thousand Two Hundred Dollars ($694,200). If Tenant timely exercises its option to terminate the Amended Lease with respect to the 777-02 Premises, then Tenant shall surrender the 777-02 Premises to Landlord on the applicable surrender date in the condition required by the Amended Lease for surrendering Premises upon the expiration or earlier termination thereof and the Amended Lease (with respect to the 777-02 Premises) shall terminate and be of no further force or effect as of the termination date, except for those provisions that expressly survive the expiration or earlier termination thereof.
3.2.    Tenant shall be entitled to terminate the Amended Lease with respect to the 777 S-Level Corridor Premises as of December 31, 2015, or December 31, 2016; provided that Tenant (a) provides Landlord with no less than twelve (12) months’ prior written notice and (b) pays (on or before the effective date of such termination) to Landlord a termination fee of (i) if the termination date is December 31, 2015, Thirteen Thousand Seven Hundred Thirty-One and 89/100 Dollars ($13,731.89) or (ii) if the termination date is December 31, 2016, Twelve Thousand One Hundred Sixteen and 37/100 Dollars ($12,116.37). If Tenant timely exercises its option to terminate the Amended Lease with respect to the 777 S-Level Corridor Premises, then Tenant shall surrender the 777 S-Level Corridor Premises to Landlord on the applicable surrender date in the condition required by the Amended Lease for surrendering Premises upon the expiration or earlier termination thereof and the Amended Lease (with respect to the 777 S-Level Corridor Premises) shall terminate and be of no further force or effect as of the termination date, except for those provisions that expressly survive the expiration or earlier termination thereof.
3.3.    Tenant shall be entitled to terminate the Amended Lease with respect to the 765 2nd Floor Corridor Premises as of December 31, 2015, or December 31, 2016; provided that Tenant (a) provides Landlord with no less than twelve (12) months’ prior written notice and (b) pays (on or before the effective date of such termination) to Landlord a termination fee of (i) if the termination date is December 31, 2015, One Thousand Five Hundred Ten and 04/100 Dollars ($1,510.04) or (ii) if the termination date is December 31, 2016, One Thousand Three Hundred Thirty-Two and 38/100 Dollars ($1,332.38). If Tenant timely exercises its option to terminate the Amended Lease with respect to the 765 2nd Floor Corridor Premises, then Tenant shall surrender the 765 2nd Floor Corridor Premises to Landlord on the applicable surrender date in the condition required by the Amended Lease for surrendering Premises upon the expiration or earlier termination thereof and the Amended Lease (with respect to the 765 2nd Floor Corridor Premises) shall terminate and be of no further force or effect as of the termination date, except for those provisions that expressly survive the expiration or earlier termination thereof.
3.4.    Tenant shall be entitled to terminate the Amended Lease with respect to the 765 Mezz Premises as of January 1, 2017; provided that Tenant (a) provides Landlord with no less than twelve (12) months’ prior written notice and (b) pays (on or before the effective date of such termination) to Landlord a termination fee of Five Hundred Forty-One Thousand Five Hundred Ninety-Seven and 58/100 Dollars ($541,597.58). If Tenant timely exercises its option to terminate the Amended Lease with respect to the 765 Mezz Premises, then Tenant shall surrender the 765 Mezz Premises to Landlord on the applicable surrender date in the condition required by the Amended Lease for surrendering Premises upon the expiration or earlier termination thereof and the Amended Lease (with respect to the 765 Mezz Premises) shall terminate and be of no further force or effect as of the termination date, except for those provisions that expressly survive the expiration or earlier termination thereof.
3.5.    Tenant shall be entitled to terminate the Amended Lease with respect to the 765 2nd Floor Elevator Lobby Premises as of December 31, 2015, or December 31, 2016; provided that Tenant (a) provides Landlord with no less than twelve (12) months’ prior written notice and (b) pays (on or before the effective date of such termination) to Landlord a termination fee of (i) if the termination date is December 31, 2015, One Thousand Nine Hundred Forty-Nine and 25/100 Dollars ($1,949.25) or (ii) if the termination date is December 31, 2016, One Thousand Seven Hundred Nineteen and 93/100 Dollars ($1,719.93). If Tenant timely exercises its option to terminate the Amended Lease with respect to the 765 2nd Floor Elevator Lobby Premises, then Tenant shall surrender the 765 2nd Floor Elevator Lobby Premises to Landlord on the applicable surrender date in the condition required by the Amended Lease for surrendering Premises upon the expiration or earlier termination thereof and the Amended Lease (with respect to the 765 2nd Floor Elevator Lobby Premises) shall terminate and be of no further force or effect as of the termination date, except for those provisions that expressly survive the expiration or earlier termination thereof.
3.6.    Tenant shall be entitled to terminate the Amended Lease with respect to the 765 Expansion Premises III as of January 1, 2017; provided that Tenant provides Landlord with no less than twelve (12) months’ prior written notice and (b) pays (on or before the effective date of such termination) to Landlord a termination fee of Twenty-Four Thousand Three Hundred Five and 77/100 Dollars ($24,305.77). If Tenant timely exercises its option to terminate the Amended Lease with respect to the 765 Expansion Premises III, then Tenant shall surrender the 765 Expansion Premises III to Landlord on the applicable surrender date in the condition required by the Amended Lease for surrendering Premises upon the expiration or earlier termination thereof and the Amended Lease (with respect to the 765 Expansion Premises III) shall terminate and be of no further force or effect as of the termination date, except for those provisions that expressly survive the expiration or earlier termination thereof.
3.7.    In addition to the termination right set forth in Section 3.8 hereof, Tenant shall be entitled to terminate the Amended Lease with respect to the Additional 01 Premises as of December 31, 2015, or December 31, 2016; provided that Tenant (a) provides Landlord with no less than twelve (12) months’ prior written notice and (b) pays (on or before the effective date of such termination) to Landlord a termination fee of (i) if the termination date is December 31, 2015, Thirty-One Thousand Six Hundred Sixteen and 37/100 Dollars ($31,616.37) or (ii) if the termination date is December 31, 2016, Twenty-Seven Thousand Eight Hundred Ninety-Six and 80/100 Dollars ($27,896.80). If Tenant timely exercises its option to terminate the Amended Lease with respect to the Additional 01 Premises, then Tenant shall surrender the Additional 01 Premises to Landlord on the applicable surrender date in the condition required by the Amended Lease for surrendering Premises upon the expiration or earlier termination thereof and the Amended Lease (with respect to the Additional 01 Premises) shall terminate and be of no further force or effect as of the termination date, except for those provisions that expressly survive the termination or earlier expiration thereof. In the event Tenant exercises its option to terminate the Additional 01 Premises in accordance with this Section, then Tenant shall be required to simultaneously terminate the 01 Premises and surrender the 01 Premises in accordance with Section 3 of the Ninth Amendment. In the event Tenant exercises its option to terminate the 01 Premises pursuant to Section 3 of the Ninth Amendment, then Tenant shall be required to simultaneously terminate the Additional 01 Premises and surrender the Additional 01 Premises in accordance with this Section.
3.8.    In addition to the termination rights set forth in Sections 3.1 and 3.7 hereof, and with respect to the 01 Premises (as defined in the Ninth Amendment), if Tenant or an affiliate of Tenant enters into a lease agreement for at least eighty thousand (80,000) square feet of additional space at the Property, then Tenant shall be entitled to terminate (with no penalty) the Amended Lease with respect to one or both of (a) the 777-02 Premises and (b) the Additional 01 Premises together with the 01 Premises (collectively, the “10th Amendment Swing Space”). Tenant shall exercise such right, if at all, by providing Landlord with at least nine (9) months’ advance written notice, which notice shall set forth the applicable space being terminated (the “Terminated Space”) and the effective date of such termination (the “Termination Date”). If, in such notice, Tenant elects to terminate the Amended Lease with respect to only (a) or (b) of the 10th Amendment Swing Space, then Tenant may elect to terminate the Amended Lease with respect to the other portion (and not less than the entire other portion) of the 10th Amendment Swing Space at a later date, in accordance with this Section 3.8. On or before the applicable Termination Date, Tenant shall surrender the applicable Terminated Space in the condition required under the Amended Lease. From and after the applicable Termination Date, (x) the Lease shall terminate and be of no further force and effect with respect to the applicable Terminated Space, except for those provisions that expressly survive the expiration or earlier termination thereof, (y) the applicable Terminated Space shall be removed from the Premises and (z) Tenant’s Pro Rata Shares shall be adjusted accordingly.
3.9.    Time is of the essence with respect to the exercise of the termination options granted and amended in this Article.
3.10.    If Tenant exercises its option to terminate the 777 License Area Premises in accordance with Section 5(a) of the Eighth Amendment, then Tenant shall simultaneously terminate and surrender, and pay the applicable termination fee with respect thereto (y) the 777 S-Level Corridor Premises in accordance with Section 3.2 hereof and (z) the 765 2nd Floor Elevator Lobby Premises in accordance with Section 3.5 hereof.
4.Lease Extension Options. From and after the Execution Date, the first paragraph of Article 44 of the Lease is hereby deleted and replaced with the following:
44.    Option to Extend Term. Tenant shall have three (3) options (each, an “Option”) to extend the Term of this Lease (and, in each case, the Term Expiration Date) by five (5) years, in each case on the same terms and conditions as this Lease, except as provided below. If Tenant desires to exercise any Option, Tenant must do so by giving Landlord written notice of such exercise at least one (1) year before the Term would otherwise expire. Tenant may exercise its Option to extend the Term only as to any one or more of the following: (a) the entire Retained Premises plus the Corridor Space and the 765 Expansion Premises III, (b) the entire New Whole Building Premises, (c) the entire New Multiple Tenant Building Premises, (d) the Modified Additional Premises, (e) the Swap Premises, 765 Elevator Lobby Premises, the 765 2nd Floor Elevator Lobby Premises and the 765 2nd Floor Corridor Premises, (f) each full floor of the 755 Premises, (g) the 765 Expansion Premises, (h) the 765 Expansion Premises II, (i) C-Level Storage Spaces, (j) the 777 License Area Premises and the 777 S-Level Corridor Premises, (k) the 01 Premises and the Additional 01 Premises, (l) the 777-02 Premises and (m) the 765 Mezz Premises. If Tenant fails to exercise an Option with respect to less than all of the Premises and the time to do so has lapsed (or if a Retained Premises Early Termination, a termination pursuant to a Swap Premises Termination Option, or any other termination of a portion of the Premises pursuant to the Amended Lease has occurred), then Tenant shall no longer have an Option with respect to those portions of the Premises (y) for which it failed to exercise an Option, although Tenant’s Options for the remaining Premises shall remain in full force and effect or (z) that have terminated.
5.Condition of 10th Amendment Expansion Premises. Tenant acknowledges that, except as expressly set forth herein, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the 10th Amendment Expansion Premises with respect to the suitability of the same for the conduct of Tenant’s business. Tenant acknowledges that it is generally familiar with the condition of the 10th Amendment Expansion Premises (except that with respect to the Space License Premises, Tenant is fully familiar with and in possession of the Space License Premises) and agrees to take the same in its condition “as is” as of the applicable delivery date, except that (a) Landlord shall deliver the 777-02 Premises in broom clean condition, (b) Landlord shall perform the work required of Landlord pursuant to Section 6 hereof and (c) Landlord shall cure any breach of its representations set forth in this Section prior to such delivery date. Tenant’s taking possession of any portion of the 10th Amendment Expansion Premises, except as otherwise agreed to in writing by Landlord and Tenant, shall conclusively establish that such portion of the 10th Amendment Expansion Premises was at such time in good, sanitary and satisfactory condition and repair. Notwithstanding the foregoing, Landlord represents and warrants to Tenant that (m) with respect to the 765 2nd Floor Corridor Premises, the 765 Mezz Premises and the 765 2nd Floor Elevator Lobby Premises, as of the Execution Date and (n) with respect to the 777-02 Premises, the 777 S-Level Corridor Premises, the 765 Expansion Premises III and the Additional 01 Premises, as of Landlord’s completion of the applicable Landlord Work, (y) the Building Systems serving the applicable portion of the 10th Amendment Expansion Premises shall be in good working condition and that the same shall be serviced by Utilities and other base building services and (z) to the best of Landlord’s actual knowledge, any asbestos and asbestos containing materials in the applicable portion of the 10th Amendment Expansion Premises shall have been abated (except for asbestos and asbestos containing materials in the 777-02 Premises that are the subject of the Abatement Work (as defined in Section 6.1(e) hereof); provided, however, that with respect to the bathrooms servicing the 765 Mezz Premises and the Building Systems relating thereto, the foregoing representations and warranties shall be made as of Landlord’s completion of the 765 Mezz Premises Landlord Work. Tenant acknowledges that certain asbestos and asbestos containing materials exist in the 777-02 Premises and Tenant shall be responsible for abating the same in accordance with the Abatement Work.
6.Improvements.
6.1.    777-02 Premises.
(b)    Landlord shall perform the improvements to the 777-02 Premises set forth on Exhibit H attached hereto at Landlord’s sole cost and expense (the “777-02 Landlord Work”). Landlord shall commence the 777-02 Landlord Work as soon as practicable after the Execution Date and shall continue such work until completion. If Landlord has not substantially completed the 777-02 Landlord Work and tendered possession of the 777-02 Premises to Tenant in accordance with Section 2.1 hereof by the date that is four (4) months and fifteen (15) days after the Execution

Date, subject to extension as a result of Force Majeure and Tenant Delay (such date, as may be extended, the “777-02 Landlord Work Deadline”), then the 777-02 Premises Basic Annual Rent Commencement Date (as defined below) shall be extended by one day for every day after the 777-02 Landlord Work Deadline that Landlord has not substantially completed the 777-02 Landlord Work and tendered possession of the 777-02 Premises to Tenant. If Landlord and Tenant cannot agree on whether Landlord has substantially completed the 777-02 Landlord Work or the items listed on the Punchlist generated by the parties pursuant to the protocol set forth under Section 4.3 of the Lease, then the written determination of the Neutral Architect shall govern, whose determination shall be final and binding upon the parties. For the avoidance of doubt, the Basic Annual Rent commencement extension described in this Section shall be in addition to (and not in lieu of) any Basic Annual Rent commencement extension described in Section 7 hereof.
(c)     Landlord shall make available to Tenant a tenant improvement allowance of Six Hundred Seven Thousand Four Hundred Twenty Five Dollars ($607,425) (based on Fifteen Dollars ($15) per square foot of Rentable Area of the 777-02 Premises) (the “777-02 Premises Allowance”) for Tenant’s performance of its improvements to the 777-02 Premises (the “777-02 Tenant Work”). The 777-02 Premises Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the aforesaid improvements to the 777-02 Premises. Tenant shall be responsible for performing and completing the 777-02 Tenant Work.
(d)    Landlord shall make available to Tenant a tenant improvement allowance of Two Hundred Three Thousand Dollars ($203,000), based on Seven Thousand Dollars ($7,000) per variable air volume box (the “VAV Allowance”), for Tenant’s performance of its improvements to the 777-02 Premises listed in Item 1 of Exhibit I attached hereto (the “VAV Work”). The VAV Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the VAV Work. Tenant shall be responsible for performing and completing the VAV Work.
(e)    Landlord shall make available to Tenant a tenant improvement allowance of One Hundred Forty Thousand Dollars ($140,000) (the “Fintube Allowance”), for Tenant’s performance of its improvements to the 777-02 Premises listed in Item 2 of Exhibit I attached hereto (the “Fintube Work”). The Fintube Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the Fintube Work. Tenant shall be responsible for performing and completing the Fintube Work.
(f)    Landlord shall reimburse Tenant for the cost of the work to the 777-02 Premises listed as Item 3 of Exhibit I attached hereto (the “Abatement Work”). Any reimbursement for the Abatement Work shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the lease, including the Disbursement Conditions. Tenant shall be responsible for performing and completing the Abatement Work.
6.2.    777 S-Level Corridor Premises. Landlord shall perform the improvements to the 777 S-Level Corridor Premises set forth on Exhibit J attached hereto at Landlord’s sole cost and expense (the “777 S-Level Corridor Landlord Work”). Landlord shall commence the 777 S-Level

Corridor Landlord Work as soon as practicable after the Execution Date and shall continue such work until completion. If Landlord has not substantially completed the 777 S-Level Corridor Landlord Work and tendered possession of the 777 S-Level Corridor Premises to Tenant in accordance with Section 2.2 hereof by the date that is four (4) months and fifteen (15) days after the Execution Date, subject to extension as a result of Force Majeure and Tenant Delay (such date, as may be extended, the “777 S-Level Corridor Landlord Work Deadline”), then the 777 S-Level Corridor Premises Basic Annual Rent Commencement Date (as defined below) shall be extended by one day for every day after the 777 S-Level Corridor Landlord Work Deadline that Landlord has not substantially completed the 777 S-Level Corridor Landlord Work and tendered possession of the 777 S-Level Corridor Premises to Tenant. If Landlord and Tenant cannot agree on whether Landlord has substantially completed the 777 S-Level Corridor Landlord Work or the items listed on the Punchlist generated by the parties pursuant to the protocol set forth under Section 4.3 of the Lease, then the written determination of the Neutral Architect shall govern, whose determination shall be final and binding upon the parties.
6.3.    765 Mezz Premises.
(a)    Landlord shall perform the improvements to the bathrooms adjacent to the 765 Mezz Premises set forth on Exhibit K attached hereto at Landlord’s sole cost and expense (the “765 Mezz Landlord Work”). Landlord shall commence the 765 Mezz Landlord Work as soon as practicable after the Execution Date and shall continue such work until complete. If Landlord has not substantially completed the 765 Mezz Landlord Work by the date that is nine (9) months and fifteen (15) days after the Execution Date, subject to extension as a result of Force Majeure and Tenant Delay (such date, as may be extended, the “765 Mezz Landlord Work Deadline”), then the 765 Mezz Premises Basic Annual Rent Commencement Date (as defined below) shall be extended by one day for every day after the 765 Mezz Landlord Work Deadline that substantial completion of the 765 Mezz Landlord Work has not occurred. If Landlord and Tenant cannot agree on whether Landlord has substantially completed the 765 Mezz Landlord Work or the items listed on the Punchlist generated by the parties pursuant to the protocol set forth under Section 4.3 of the Lease, then the written determination of the Neutral Architect shall govern, whose determination shall be final and binding upon the parties.
(b)    Landlord shall make available to Tenant a tenant improvement allowance of Four Hundred Eighty-Seven Thousand Seven Hundred Eighty-Five Dollars ($487,785) (based on Fifteen Dollars ($15) per square foot of Rentable Area of the 765 Mezz Premises) (the “765 Mezz Premises Allowance”) for Tenant’s performance of its improvements to the 765 Mezz Premises (the “765 Mezz Tenant Work”). The 765 Mezz Premises Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the aforesaid improvements to the 765 Mezz Premises. Tenant shall be responsible for performing and completing the 765 Mezz Tenant Work.
6.4.    765 Expansion Premises III.
(a)    Landlord shall perform the improvements to the 765 Expansion Premises III set forth on Exhibit L attached hereto at Landlord’s sole cost and expense (the “765 Expansion Premises III Landlord Work”). Landlord shall commence the 765 Expansion Premises III Landlord

Work as soon as practicable after the Execution Date and shall continue such work until complete. If Landlord has not substantially completed the 765 Expansion Premises III Landlord Work and tendered possession of the 765 Expansion Premises III to Tenant in accordance with Section 2.6 hereof by the date that is two (2) months and fifteen (15) days after the Execution Date, subject to extension as a result of Force Majeure and Tenant Delay (such date, as may be extended, the “765 Expansion Premises III Landlord Work Deadline”), then the 765 Expansion Premises III Basic Annual Rent Commencement Date (as defined below) shall be extended by one day for every day after the 765 Expansion Premises III Landlord Work Deadline that Landlord has not substantially completed the 765 Expansion Premises III Landlord Work and tendered possession of the 765 Expansion Premises III to Tenant. If Landlord and Tenant cannot agree on whether Landlord has substantially completed the 765 Expansion Premises III Landlord Work or the items listed on the Punchlist generated by the parties pursuant to the protocol set forth under Section 4.3 of the Lease, then the written determination of the Neutral Architect shall govern, whose determination shall be final and binding upon the parties.
(b)    Landlord shall make available to Tenant a tenant improvement allowance of Twenty-Six Thousand Three Hundred Fifty Dollars ($26,350) (based on Twenty-Five Dollars ($25) per square foot of Rentable Area of the 765 Expansion Premises III) (the “765 Expansion Premises III Allowance”) for Tenant’s performance of its improvements to the 765 Expansion Premises III (the “765 Expansion Premises III Tenant Work”). The 765 Expansion Premises III Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the aforesaid improvements to the 765 Expansion Premises III. Tenant shall be responsible for performing and completing the 765 Expansion Premises III Tenant Work.
6.5.    Additional 01 Premises.
(a)    Landlord shall perform the improvements to the Additional 01 Premises set forth on Exhibit M attached hereto at Landlord’s sole cost and expense (the “Additional 01 Landlord Work”). Landlord shall commence the Additional 01 Landlord Work as soon as practicable after the Execution Date and shall continue such work until completion. If Landlord has not substantially completed the Additional 01 Landlord Work and tendered possession of the Additional 01 Premises to Tenant in accordance with Section 2.7 hereof by the date that is four (4) weeks after the Execution Date, subject to extension as a result of Force Majeure and Tenant Delay (such date, as may be extended, the “Additional 01 Landlord Work Deadline”), then the Additional 01 Premises Basic Annual Rent Commencement Date (as defined below) shall be extended by one day for every day after the Additional 01 Landlord Work Deadline that Landlord has not substantially completed the Additional 01 Landlord Work and tendered possession of the Additional 01 Premises to Tenant. If Landlord and Tenant cannot agree on whether Landlord has substantially completed the Additional 01 Landlord Work or the items listed on the Punchlist generated by the parties pursuant to the protocol set forth under Section 4.3 of the Lease, then the written determination of the Neutral Architect shall govern, whose determination shall be final and binding upon the parties.
(b)    Landlord shall make available to Tenant a tenant improvement allowance of Twenty-Five Thousand One Hundred Twenty-Five Dollars ($25,125) (based on Fifteen Dollars

($15) per square foot of Rentable Area of the Additional 01 Premises) (the “Additional 01 Premises Allowance”) for Tenant’s performance of its improvements to the Additional 01 Premises (the “Additional 01 Tenant Work”). The Additional 01 Premises Allowance shall be disbursed in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions, in order to finance the aforesaid improvements to the Additional 01 Premises. Tenant shall be responsible for performing and completing the Additional 01 Tenant Work.
6.6.    For purposes of this Amendment, “substantial completion” or “substantially complete” means that Landlord has completed all of the applicable Landlord Work, except for minor and insubstantial details of construction that do not, except in a de minimis manner, interfere with Tenant’s performance of improvements to the 10th Amendment Expansion Premises in accordance with this Section 6. Notwithstanding anything in this Amended Lease to the contrary, Landlord’s obligation to timely achieve substantial completion of any portion of the 10th Amendment Expansion Premises shall be subject to extension on a day-for-day basis as a result of Force Majeure and Tenant Delay. For purposes of this Amendment, “Tenant Delay” means any delays due to (a) any changes to Landlord Work requested by Tenant and (b) any other act or failure to act by Tenant, Tenant’s employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant which, in either case, delays (but only to the extent (a) or (b) actually delays) Landlord’s performance of the applicable Landlord Work or Landlord’s delivery of possession of the applicable 10th Amendment Expansion Premises. No such Tenant Delay shall be deemed to have commenced unless Tenant shall have failed to cure the same within two (2) business days after Tenant’s receipt of written notice thereof from Landlord.
6.7.    Notwithstanding anything in Section 18.10 of the Lease to the contrary, Tenant shall pay Landlord a construction oversight fee of two and one-half percent (2.5%) of the total cost of each portion of Tenant Work (as defined below) and other improvements performed using any Allowance (as defined below), which construction oversight fee may be paid out of the applicable Allowance; provided, however, that Tenant shall not be required to pay such construction oversight fee for the VAV Work, the Fintube Work and the Abatement Work.
6.8.    To the extent required by Applicable Laws, Tenant shall deliver (or cause to be delivered) to Landlord a certificate of occupancy for all portions of the 10th Amendment Expansion Premises suitable for the Permitted Use.
6.9.    Collectively and individually the 777-02 Landlord Work, 777 S-Level Corridor Premises Landlord Work, 765 Mezz Landlord Work, 765 Expansion Premises III Landlord Work and the Additional 01 Landlord Work may be referred to as the “Landlord Work.” Collectively and individually the 777-02 Tenant Work, VAV Work, Fintube Work, Abatement Work, 765 Mezz Tenant Work, 765 Expansion Premises III Tenant Work and the Additional 01 Tenant Work may be referred to as the “Tenant Work.” Collectively and individually the 777-02 Premises Allowance, VAV Allowance, Fintube Allowance, 765 Mezz Premises Allowance, 765 Expansion Premises III Allowance and the Additional 01 Premises Allowance may be referred to as an “Allowance.”
6.10.    All Tenant Work shall be performed in accordance with the applicable provisions of the Lease, including the applicable provisions of Articles 5 and 18; provided, however, if there is a conflict between the terms of the Lease and the terms of this Amendment, then the terms of this Amendment shall control. Landlord and Tenant acknowledge that the Work Letter is not applicable to the Tenant Work; provided, however, that (a) prior to commencing performance of any of the Tenant Work, Tenant shall furnish to Landlord evidence satisfactory to Landlord that insurance coverages required of Tenant under the Work Letter are in effect with respect to the Tenant Work and (b) Tenant assumes the responsibility and liability in connection with the Tenant Work in the same manner as set forth under Section 6 of the Work Letter.
6.11.    Notwithstanding anything to the contrary in the Amended Lease, including this Amendment, any Allowance may be used by Tenant for Tenant improvements in any portion of the 10th Amendment Expansion Premises, regardless of whether such Allowance was made available to Tenant with respect to a specific portion of the 10th Amendment Expansion Premises. Tenant shall have until the day that is five (5) years after the Execution Date (the “Allowance Deadline”), to submit a disbursement request with all applicable documentation (in the same manner as the Base TI Allowance under the applicable provisions of Article 5 of the Lease, including the Disbursement Conditions) for the unused portion of the Allowance, after which date Landlord’s obligation to fund such costs shall expire.  In no event shall any unused Allowance entitle Tenant to a credit against Rent payable under the Amended Lease.
7.Early Access. Landlord shall grant Tenant, at no cost to Tenant, (a) access to all portions of the 10th Amendment Expansion Premises, except the 777-02 Premises, the 765 Expansion Premises III and the Additional 01 Premises, within thirty (30) days after the Execution Date, (b) access to the Additional 01 Premises on the Execution Date (c) access to the 765 Expansion Premises III upon substantial completion of the 765 Expansion Premises III Landlord Work and (d) access to the 777-02 Premises on the later of (i) five (5) business days after the last Vacating Tenant vacates the applicable portion of the 777-02 Premises and (ii) the date that is three (3) months after the Execution Date, in each case in order for Tenant to commence construction of the applicable Tenant Work and in each case subject to extension as a result of Force Majeure and Tenant Delay. Landlord and Tenant shall reasonably cooperate with each other so as not to impede the other’s work on the Landlord Work or the Tenant Work, as applicable. In the event that Landlord does not permit Tenant such early access to the entire 777-02 Premises by April 1, 2013, subject to extension as a result of Force Majeure and Tenant Delay (the “Vacating Tenant Deadline”), then the 777-02 Premises Basic Annual Rent Commencement Date shall be extended by one day for every day after the Vacating Tenant Deadline that access has not been provided. For the avoidance of doubt, the Basic Annual Rent commencement extension described in this Section shall be in addition to (and not in lieu of) any Basic Annual Rent commencement extension described in Section 6.1(a) hereof.
8.Rent.
8.1.    777-02 Premises. Commencing as of the date that is twelve (12) months after the 777-02 Premises Commencement Date (the “777-02 Premises Basic Annual Rent Commencement Date,” as such date may be extended pursuant to Sections 6.1(a) and 7 hereof) and continuing through the Term, but subject to Section 3 hereof, Tenant shall pay to Landlord Basic Annual Rent for the 777-02 Premises at an initial rate equal to Twenty-Five and 11/100 Dollars ($25.11) per square foot of Rentable Area of the 777-02 Premises per year in accordance with the terms for payment of Basic Annual Rent set forth in the Lease. Basic Annual Rent for the 777-02 Premises shall increase annually every July 1st by two and one-half percent (2.5%) of the then-current applicable Basic Annual Rent for the 777-02 Premises, with the first such increase occurring as of July 1, 2014. In addition to Basic Annual Rent, commencing on the 777-02 Premises Commencement Date and continuing each month of the Term, Tenant shall also pay to Landlord, with respect to the 777-02 Premises, (a) Tenant’s Pro Rata Share of Operating Expenses with respect to the 777-02 Premises that exceeds a calendar 2012 base year (the “Base Year”) (grossed up to ninety-five percent (95%) occupancy in the same manner as the gross-up described in Section 10.1 hereof) and (b) Basic Electric charges, all as set forth in the Lease.
8.2.    777 S-Level Corridor Premises. Commencing as of the 777 S-Level Corridor Premises Commencement Date (the “777 S-Level Corridor Basic Annual Rent Commencement Date,” as the 777 S-Level Corridor Basic Annual Rent Commencement Date may be extended pursuant to Section 6.2 hereof) and continuing through the Term, but subject to Section 3 hereof, Tenant shall pay to Landlord Basic Annual Rent for the 777 S-Level Corridor Premises at an initial rate equal to Five and 00/100 Dollars ($5.00) per square foot of Rentable Area of the 777 S-Level Corridor Premises per year in accordance with the terms for payment of Basic Annual Rent set forth in the Lease. Basic Annual Rent for the 777 S-Level Corridor Premises shall increase annually every July 1st by two and one-half percent (2.5%) of the then-current applicable Basic Annual Rent for the 777 S-Level Corridor Premises, with the first such increase occurring as of July 1, 2013. In addition to Basic Annual Rent, commencing on the 777 S-Level Corridor Premises Commencement Date, Tenant shall pay to Landlord as Additional Rent, at times specified in the Amended Lease, Tenant’s Pro Rata Share of Operating Expenses with respect to the 777 S-Level Corridor Premises. For the avoidance of doubt, HVAC for the 777 S-Level Corridor Premises shall be calculated in the same manner as provided in the Amended Lease with respect to the Retained Premises, and the 777 S-Level Corridor Premises shall be treated as Retained Premises for the purposes of allocation of the CAM Pool Charges in accordance with Exhibit O of the Amended Lease (as of the 777 S-Level Corridor Premises Commencement Date).
8.3.    765 2nd Floor Corridor Premises. Commencing on the 765 2nd Floor Corridor Premises Commencement Date and continuing through the Term, but subject to Section 3 hereof, Tenant shall pay to Landlord Basic Annual Rent for the 765 2nd Floor Corridor Premises at an initial rate equal to Five and 00/100 Dollars ($5.00) per square foot of Rentable Area of the 765 2nd Floor Corridor Premises per year in accordance with the terms for payment of Basic Annual Rent set forth in the Lease. Basic Annual Rent for the 765 2nd Floor Corridor Premises shall increase annually every July 1st by two and one-half percent (2.5%) of the then-current applicable Basic Annual Rent for the 765 2nd Floor Corridor Premises, with the first such increase occurring as of July 1, 2013. In addition to Basic Annual Rent, commencing on the 765 2nd Floor Corridor Premises Commencement Date, Tenant shall pay to Landlord as Additional Rent, at times specified in the Amended Lease, Tenant’s Pro Rata Share of Operating Expenses with respect to the 765 2nd Floor Corridor Premises. For the avoidance of doubt, HVAC for the 765 2nd Floor Corridor Premises shall be calculated in the same manner as provided in the Amended Lease with respect to the Retained Premises, and the 765 2nd Floor Corridor Premises shall be treated as Retained Premises for the purposes of allocation of the CAM Pool Charges in accordance with Exhibit O of the Amended Lease (as of the 765 2nd Floor Corridor Premises Commencement Date).

8.4.    765 Mezz Premises. Commencing as of the date that is twelve (12) months after the 765 Mezz Premises Commencement Date (the “765 Mezz Premises Basic Annual Rent Commencement Date,” as such date may be extended pursuant to Section 6.3(a) hereof) and continuing through the Term, but subject to Section 3 hereof, Tenant shall pay to Landlord Basic Annual Rent for the 765 Mezz Premises at an initial rate equal to Twenty-Four and 50/100 Dollars ($24.50) per square foot of Rentable Area of the 765 Mezz Premises per year in accordance with the terms for payment of Basic Annual Rent set forth in the Lease. Basic Annual Rent for the 765 Mezz Premises shall increase annually every July 1st by two and one-half percent (2.5%) of the then-current applicable Basic Annual Rent for the 765 Mezz Premises, with the first such increase occurring as of July 1, 2013. In addition to Basic Annual Rent, commencing on the 765 Mezz Premises Commencement Date and continuing each month of the Term, Tenant shall also pay to Landlord, with respect to the 765 Mezz Premises, (a) Tenant’s Pro Rata Share of Operating Expenses with respect to the 765 Mezz Premises that exceeds the Base Year (grossed up to ninety-five percent (95%) occupancy in the same manner as the gross-up described in Section 10.1 hereof) and (b) Basic Electric charges, all as set forth in the Lease.
8.5.    765 2nd Floor Elevator Lobby Premises. Commencing on the 765 2nd Floor Elevator Lobby Premises Commencement Date and continuing through the Term, but subject to Section 3 hereof, Tenant shall pay to Landlord Basic Annual Rent for the 765 2nd Floor Elevator Lobby Premises at an initial rate equal to Five and 00/100 Dollars ($5.00) per square foot of Rentable Area of the 765 2nd Floor Elevator Lobby Premises per year in accordance with the terms for payment of Basic Annual Rent set forth in the Lease. Basic Annual Rent for the 765 2nd Floor Elevator Lobby Premises shall increase annually every July 1st by two and one-half percent (2.5%) of the then-current applicable Basic Annual Rent for the 765 2nd Floor Elevator Lobby Premises, with the first such increase occurring as of July 1, 2013. In addition to Basic Annual Rent, commencing on the 765 2nd Floor Elevator Lobby Premises Commencement Date, Tenant shall pay to Landlord as Additional Rent, at times specified in the Amended Lease, Tenant’s Pro Rata Share of Operating Expenses with respect to the 765 2nd Floor Elevator Lobby Premises. For the avoidance of doubt, HVAC for the 765 2nd Floor Elevator Lobby Premises shall be calculated in the same manner as provided in the Amended Lease with respect to the Retained Premises, and the 765 2nd Floor Elevator Lobby Premises shall be treated as Retained Premises for the purposes of allocation of the CAM Pool Charges in accordance with Exhibit O of the Amended Lease (as of the 765 2nd Floor Elevator Lobby Premises Commencement Date).
8.6.    765 Expansion Premises III. Commencing as of the 765 Expansion Premises III Commencement Date (the “765 Expansion Premises III Basic Annual Rent Commencement Date,” as the 765 Expansion Premises III Basic Annual Rent Commencement Date may be extended pursuant to Section 6.4(a) hereof) and continuing through the Term, but subject to Section 3 hereof, Tenant shall pay to Landlord Basic Annual Rent for the 765 Expansion Premises III at an initial rate equal to Twenty-Five and 22/100 Dollars ($25.22) per square foot of Rentable Area of the 765 Expansion Premises III per year in accordance with the terms for payment of Basic Annual Rent set forth in the Lease. Basic Annual Rent for the 765 Expansion Premises III shall increase annually every July 1st by two and one-half percent (2.5%) of the then-current applicable Basic Annual Rent for the 765 Expansion Premises III, with the first such increase occurring as of July 1, 2013. In addition to Basic Annual Rent, commencing on the 765 Expansion Premises III Commencement

Date, Tenant shall pay to Landlord as Additional Rent, at times specified in the Amended Lease, Tenant’s Pro Rata Share of Operating Expenses with respect to the 765 Expansion Premises III. For the avoidance of doubt, HVAC for the 765 Expansion Premises III shall be calculated in the same manner as provided in the Amended Lease with respect to the Retained Premises, and the 765 Expansion Premises III shall be treated as Retained Premises for the purposes of allocation of the CAM Pool Charges in accordance with Exhibit O of the Amended Lease (as of the 765 Expansion Premises III Commencement Date).
8.7.    Additional 01 Premises. Commencing as of the later of (a) the Additional 01 Premises Commencement Date and (b) the 01 Premises Rent Commencement Date, (collectively, the applicable date is referred to herein as the “Additional 01 Premises Basic Annual Rent Commencement Date,” as the Additional 01 Premises Basic Annual Rent Commencement Date may be extended pursuant to Section 6.5(a) hereof) and continuing through the Term, but subject to Section 3 hereof, Tenant shall pay to Landlord Basic Annual Rent for the Additional 01 Premises at an initial rate equal to Twenty-Four and 50/100 Dollars ($24.50) per square foot of Rentable Area of the Additional 01 Premises per year in accordance with the terms for payment of Basic Annual Rent set forth in the Lease. Basic Annual Rent for the Additional 01 Premises shall increase annually every July 1st by two and one-half percent (2.5%) of the then-current applicable Basic Annual Rent for the Additional 01 Premises, with the first such increase occurring as of July 1, 2013. In addition to Basic Annual Rent, commencing on the Additional 01 Premises Commencement Date and continuing each month of the Term, Tenant shall also pay to Landlord, with respect to the Additional 01 Premises, (a) Tenant’s Pro Rata Share of Operating Expenses with respect to the Additional 01 Premises that exceeds a calendar 2012 base year (grossed up to ninety-five percent (95%) occupancy in the same manner as the gross-up described in Section 10.1 hereof) and (b) Basic Electric charges, all as set forth in the Lease.
9.Tenant’s Pro Rata Shares. From and after (a) the 777-02 Premises Commencement Date, with respect to the 777-02 Premises, (b) the 777 S-Level Corridor Premises Commencement Date, with respect to the 777 S-Level Corridor Premises, (c) the 765 2nd Floor Corridor Premises Commencement Date, with respect to the 765 2nd Floor Corridor Premises, (d) the 765 Mezz Premises Commencement Date, with respect to the 765 Mezz Premises, (e) the 765 2nd Floor Elevator Lobby Premises Commencement Date, with respect to the 765 2nd Floor Elevator Lobby Premises, (f) the 765 Expansion Premises III Commencement Date, with respect to the 765 Expansion Premises III and (g) the Additional 01 Premises Commencement Date, with respect to the Additional 01 Premises, Tenant’s Pro Rata Shares of the Building, Existing Project, New Project and Entire Project shall be incrementally increased by the amounts set forth in Exhibit M attached hereto. As of each such date, the defined terms in Section 2.2 of the Lease shall be automatically amended to reflect the adjustments set forth in this Section. Rentable Area and Tenant’s Pro Rata Shares are all subject to adjustment under the Amended Lease, including pursuant to Section 9.2 of the Lease.
10.Operating Expenses.
10.1.    With respect to the 777-02 Premises, the 765 Mezz Premises and the Additional 01 Premises, in the event that the applicable Building, the Existing Project or Entire Project is less than fully occupied, Tenant acknowledges that Landlord may gross up Operating Expenses to ninety-

five percent (95%) of the total rentable area of the applicable Building, the Existing Project or Entire Project (as applicable). Tenant shall pay Tenant’s proportionate share of the amount computed in accordance with the previous sentence, subject to adjustment as reasonably determined by Landlord; provided, however, that Landlord shall not recover more than one hundred percent (100%) of Operating Expenses.
10.2.    For purposes of clarity, (a) Section 9(b) of the Ninth Amendment shall be applicable only to the 01 Premises and (b) the word “Project” in Section 9(b) of the Ninth Amendment shall be deleted and replaced with the words “Existing Project or the Entire Project.”
11.Parking. The parties acknowledge that, in accordance with the Amended Lease, Tenant shall be entitled to its pro rata share of unreserved parking spaces with respect to each portion of the Premises leased to Tenant.
12.Termination of Space License. Landlord and Tenant shall execute the Space License Termination Agreement attached hereto as Exhibit O as of the 765 Mezz Premises Commencement Date.
13.Risk of Damage. From and after the Execution Date, Section 22.5 of the Lease is hereby deleted in its entirety and replaced with the following:
22.5    Tenant assumes the risk of damage to: all of Tenant’s improvements in the Premises; Tenant’s leasehold improvements in the Premises and all of Tenant’s personal property, including Tenant’s Personal Property set forth in the attached Exhibit C. Furthermore, Landlord shall not be liable for injury to Tenant’s business or any loss of income therefrom, relative to such damage, all as more particularly set forth within this Lease.
14.Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Studley Inc. (“Broker”), and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.
15.No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

16.Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Amended Lease should be sent to:
Regeneron Pharmaceuticals, Inc.
777 Old Saw Mill River Road
Tarrytown, New York 10591
Attn: General Counsel
with a copy to:
Regeneron Pharmaceuticals, Inc.
777 Old Saw Mill River Road
Tarrytown, New York 10591
Attn: Vice President of Facilities
17.Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.
18.Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.
19.Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.
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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.
LANDLORD:
BMR-LANDMARK AT EASTVIEW LLC,
a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Legal

TENANT:
REGENERON PHARMACEUTICALS, INC.,
a New York corporation

By:	/s/ Murray A. Goldberg
Name:	Murray A. Goldberg
Title:	Senior Vice President, Finance & Administration and Chief Financial Officer

EXHIBIT A
777-02 PREMISES

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A-1

EXHIBIT B-1
777 S-LEVEL CORRIDOR PREMISES

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EXHIBIT B-2
765 2ND FLOOR CORRIDOR PREMISES

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EXHIBIT C
765 MEZZ PREMISES

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EXHIBIT D
765 2ND FLOOR ELEVATOR LOBBY PREMISES

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EXHIBIT E
765 EXPANSION PREMISES III

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EXHIBIT F
ADDITIONAL 01 PREMISES

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EXHIBIT G
ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE
AND TERM EXPIRATION DATE
THIS ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE AND TERM EXPIRATION DATE is entered into as of ______________, 201__, with reference to that certain Lease dated as of December 21, 2006 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of October 24, 2007 (the “First Amendment”), that certain Second Amendment to Lease dated as of September 30, 2008 (the “Second Amendment”), that certain Third Amendment to Lease dated as of April 29, 2009 (the “Third Amendment”), that certain Fourth Amendment to Lease dated as of December 3, 2009 (the “Fourth Amendment”), that certain Fifth Amendment to Lease dated as of February 11, 2010 (the “Fifth Amendment”), that certain Sixth Amendment to Lease dated as of June 4, 2010 (the “Sixth Amendment”), that certain Seventh Amendment to Lease dated as of December 22, 2010 (the “Seventh Amendment”), that certain Eighth Amendment to Lease dated as of August 1, 2011 (the “Eighth Amendment”), that certain Ninth Amendment to Lease dated as of September 30, 2011 (the “Ninth Amendment”) and that certain Tenth Amendment to Lease dated as of [________], 2012 (the “Tenth Amendment” and, collectively with the Original Lease and the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment and Tenth Amendment and as the same may have been further amended, supplemented or otherwise modified from time to time, the “Amended Lease”), by REGENERON PHARMACEUTICALS, INC., a New York corporation (“Tenant”), in favor of BMR-LANDMARK AT EASTVIEW LLC, a Delaware limited liability company (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Amended Lease.

Tenant hereby confirms the following:
1.Tenant accepted possession of the [INSERT APPLICABLE PREMISES] Premises on [_______], 20[__].
2.The [INSERT APPLICABLE PREMISES] Premises are in good order, condition and repair.
3.The [INSERT APPLICABLE PREMISES] Premises Landlord Work are substantially complete. [USE IF LANDLORD WORK WAS PERFORMED PURSUANT TO THE TENTH AMENDMENT]
4.All conditions of the Amended Lease with respect to the [INSERT APPLICABLE PREMISES] Premises to be performed by Landlord as a condition to the full effectiveness of the Amended Lease have been satisfied.
5.In accordance with the provisions of Section 2 of the Tenth Amendment, the [INSERT APPLICABLE PREMISES] Premises Commencement Date is [_______], 20[__], and, unless the

Amended Lease is terminated prior to the Term Expiration Date pursuant to its terms, the Term Expiration Date shall be June 30, 2024.
6.Tenant commenced occupancy of the [INSERT APPLICABLE PREMISES] Premises for the Permitted Use on [_______], 20[__].
7.Subject to any rent abatement rights set forth in the Amended Lease, the obligation to pay Rent is presently in effect and all Rent obligations on the part of Tenant under the Amended Lease with respect to the [INSERT APPLICABLE PREMISES] Premises commenced to accrue on [_______], 20[__], with Basic Annual Rent for the [INSERT APPLICABLE PREMISES] Premises payable on the dates and in amounts set forth in the Tenth Amendment.
8.The Amended Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises[, except [_______]].
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IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Term Commencement Date and Term Expiration Date as of the date first written above.

TENANT:

REGENERON PHARMACEUTICALS, INC.
a New York Corporation

By: ______________________________________
Name: ____________________________________
Title: _____________________________________

EXHIBIT H
777-02 LANDLORD WORK
Landlord will develop engineered design documents ready for permit for all the 777-02 Landlord Work described below, which drawings and specifications shall meet the requirements of the New York State building codes. Unless otherwise expressly specified, the 777-02 Landlord Work described below applies only to the 777-02 Premises.

1.	Landlord shall build a demising wall at the north end of the 777-02 Premises.

2.
All existing supply fans serving the 777-02 Premises shall have variable frequency drives (“VFDs”) to modulate supply fan speed (provided that, Tenant, at its sole cost, shall be responsible for the final balancing of the supply fan VFDs such that they align with Tenant’s variable air volume (“VAV”) system serving the 777-02 Premises).

3.
VFDs shall be provided for each return fan and controlled to interlock with the matched supply fan (provided that, Tenant, at its sole cost, shall be responsible for the final balancing of the return fan VFDs such that they align with Tenant’s VAV system serving the 777-02 Premises).

4.
Design and install any additional controls required to keep the existing constant volume systems operating at constant air volume to serve the other spaces served by the air handling units (the “AHUs”) as required (i.e., duct dampers, airflow sensors, etc.).

5.
Landlord shall provide a minimum of 1.5 cubic feet per minute (“CFM”) per rentable square feet HVAC capacity with adequate static pressure (approximately 60,000 CFM) from air handlers that are new or recently refurbished. Refurbishment includes new coils, if needed, control valves and coil trim, drain pans and condensate piping and filter racks. The unit casing will be scraped and painted with epoxy paint and any severe damage will be repaired with supplemental sheet metal. The entire case will be lined with perforated double wall acoustical lining.

a.	Heating, cooling and airflow capacity of any refurbished unit shall be equal to or more than 1.5 CFM per rentable square foot.

b.	The existing supply fan wheel on AHU units serving the 777-02 Premises will be inspected and replaced if necessary.

c.	The supply fan motor on all AHU units serving the 777-02 Premises will be inspected and replaced if necessary.

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d.
For purposes of clarity, Tenant (not Landlord) shall provide control points on AHUs and VAVs serving the 777-02 Premises that are JCI compatible and connected to the tenant BMS system and Tenant shall ensure that Landlord has control capabilities into the tenant BMS system.

6.	Landlord will provide a base building hot water system for the 777-02 Premises.

7.	Landlord shall remove any existing duct mounted humidifiers and reheat coils located in the penthouse serving the 777-02 Premises (reheat coils in other spaces shall remain in place).

8.	Landlord shall identify a location from which Tenant shall extend electric service to the 777-02 Premises.

9.
The electric service to the 777-02 Premises shall be metered by the base building management system. Electric meters will be used to separate the power usage dedicated to the 777-02 Premises only and will be installed by Landlord.

10.
Landlord shall fill the existing floor air distribution holes with an acceptable floor fill material and detail, and modify the existing conditions to adequately close and fire rate all perimeter slab penetrations.

11.
Provide overhead duct connections including fire smoke detectors in ductwork at the demising wall for the 777-02 Premises. This work will be coordinated with Tenant as existing tenants vacate the 777-02 Premises. All work in the ceiling areas of the 01 Premises and the Additional 01 Premises will be coordinated with Tenant in an effort to prevent damage to the newly renovated spaces.

12.	Landlord will confirm the heating, cooling and airflow capacity of each AHU unit via a baseline balancing report and forward the information to Tenant for its use.

13.
Landlord shall provide two and one-half inch (2-1/2”) chilled water risers with isolation valves and capped outlets for Tenant’s point of connection beyond the demising wall of the 777-02 Premises. Tenant shall review Landlord’s infrastructure changes to ensure that they meet Tenant’s requirements. If supplemental air conditioning systems are required, they shall be provided by Tenant at its sole cost. Landlord shall provide a system that allows for year-round cooling capability for the 777-02 Premises.

14.
Landlord will provide a hot water riser to extend down from the heat exchanger in the penthouse to heat the space via perimeter fintube and terminal reheat coils from the building hot water system. Landlord shall confirm or provide heat exchanger(s) that can support tenant additional capacity.

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15.
Landlord shall design, permit and construct fire sprinkler service main, including all controls and valves from the street or building riser to the 777-02 Premises. The main line shall be capped inside the 777-02 Premises and be sized to accommodate ordinary fire hazard coverage as required by the City of Greenburgh and/or Town of Mount Pleasant for office occupancy.

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EXHIBIT I
VAV WORK AND FINTUBE WORK AND ABATEMENT WORK

1.
Tenant shall incorporate a VAV HVAC system into the 777-02 Premises. Tenant shall provide all new ductwork from the existing main duct to the new VAV box and from the VAV box to the diffusers. Tenant shall purchase and install VAV boxes at a quantity of one (1) every one thousand two hundred (1,200) usable square feet (which equals twenty-five (25) VAV boxes for the floor zones) plus two (2) for the conference rooms, one (1) for the IDF (the closet for the fiber/phone/data terminations) and one (1) for the pantry, for a total of twenty-nine (29) VAV boxes. Any VAV boxes over such amount shall be at Tenant’s sole cost and expense.

2.	Tenant shall install the perimeter hot water fintube loop including elements and control valves to be controlled by Tenant. The building management system will be installed by Tenant.

3.
Tenant shall perform a survey of the 777-02 Premises to locate any asbestos, vermiculite and other asbestos containing materials located in the 777-02 Premises. Tenant shall abate any asbestos, vermiculite and other asbestos containing materials found in the 777-02 Premises. Tenant shall perform the required air monitoring for any asbestos, vermiculite and other asbestos containing materials found in the 777-02 Premises.

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EXHIBIT J
777 S-LEVEL CORRIDOR LANDLORD WORK

•
Provide system for year-round conditioned air for exterior stairwell. Final HVAC design and plans to be determined pending engineering review. Landlord shall permit Tenant to reasonably review such plans; provided, any delay (beyond five (5) business days after Tenant’s receipt of the initial HVAC design and plans) as a result of such review shall be considered a Tenant Delay.

•	Landlord shall build a demising wall with an entrance and exit door at the east end of the 777 S-Level Corridor Premises in compliance with Applicable Laws.

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EXHIBIT K
765 MEZZ LANDLORD WORK
Landlord shall renovate the bathrooms adjacent to the 765 Mezz Premises to be consistent with Tenant’s other restrooms in the New Premises.

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EXHIBIT L
765 EXPANSION PREMISES III LANDLORD WORK
Landlord shall demolish any existing improvements, including walls, duct work, casework and hoods and abate any known (if any) asbestos or asbestos containing materials in the 765 Expansion Premises III.

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EXHIBIT M
ADDITIONAL 01 PREMISES LANDLORD WORK

•
Landlord shall fill the existing floor air distribution holes with an acceptable floor fill material and detail, and modify the existing conditions to adequately close and fire rate all perimeter slab penetrations.

•
Landlord shall provide overhead duct connections including fire smoke dampers and detectors in ductwork in the demised area for the Additional 01 Premises. All work in the ceiling areas of the Additional 01 Premises will be coordinated with Tenant in an effort to prevent damage to newly renovated spaces.

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EXHIBIT N
TENANT’S PRO RATA SHARES

Definition or Provision	Means the Following:	Square Feet of Rentable Area	Tenant’s Pro Rata Share of Applicable Building	Tenant’s Pro Rata Share of Existing Project (827,790)	Tenant’s Pro Rata Share of the Entire Project (1,188,310)
Portion of added “Premises” and corresponding Rentable Area	777-02 Premises	40,495	11.07%	4.89%	3.41%
	777 S-Level Corridor Premises	3,783	1.03%	.46%	.32%
	765 2nd Floor Corridor Premises	416.20%		.05%	.04%
	765 Mezz Premises	32,519	15.65%	3.93%	2.74%
	765 2nd Floor Elevator Lobby Premises	537.26%		.06%	.05%
	765 Expansion Premises III	1,054.51%		.13%	.09%
	Additional 01 Premises	1,675.46%		.20%	.14%

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EXHIBIT O
SPACE LICENSE TERMINATION AGREEMENT

SPACE LICENSE TERMINATION AGREEMENT
THIS SPACE LICENSE TERMINATION AGREEMENT (this “Agreement”) is entered into as of this 25 day of October, 2012 (“Execution Date”), by and between BMR-LANDMARK AT EASTVIEW LLC, a Delaware limited liability company (“Owner”), and REGENERON PHARMACEUTICALS, INC., a New York corporation (“User”).
RECITALS
J.WHEREAS, Owner and User entered into that certain Space License Agreement (“Space License”) dated as of the June 4, 2012 whereby User licenses from Owner approximately seven thousand one hundred ten (7,110) square feet of rentable area on the mezzanine level of the building located at 765 Old Saw Mill River Road in Tarrytown, New York (the “License Area”);
K.WHEREAS, the Term of the Space License continues on a month-to-month basis through May 31, 2013;
L.WHEREAS, User desires to lease the License Area pursuant to an amendment to the Lease (as defined in the Space License); and
M.WHEREAS, Owner and User desire to terminate the Space License in accordance with the following provisions.
AGREEMENT
NOW, THEREFORE, Owner and User, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:
1.Termination of Space License Agreement. The parties hereby terminate the Space License as of the Execution Date, and on the Execution Date the Space License shall be terminated and shall no longer be of any force or effect, except for those provisions that, by their express terms, survive the expiration or earlier termination thereof.
2.Representation of Parties. Each party represents that it has not made any assignment, sublease, transfer, conveyance or other disposition of the Space License or any interest therein, nor made or entered into any agreement that would result in any mechanic’s lien or other claim, demand, obligation, liability, action or cause of action arising from or with respect to the Space License or the License Area.
3.Miscellaneous.
a.Voluntary Agreement. The parties have read this Agreement and have freely and voluntarily entered into this Agreement.
b.Attorneys’ Fees. If either party commences an action against the other party arising out of or in connection with this Agreement, then the substantially prevailing party shall be reimbursed by the other party for all reasonable costs and expenses, including reasonable attorneys’ fees and expenses, incurred by the substantially prevailing party in such action or proceeding and in any appeal in connection therewith.
c.Successors. This Agreement shall be binding on and inure to the benefit of the parties and their successors and assigns.
d.Counterparts. This Agreement may be executed in one or more counterparts that, when taken together, shall constitute one original.
e.Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings given them in the Space License.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day hereinabove first written.
OWNER:
BMR-LANDMARK AT EASTVIEW LLC,
a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Legal

USER:
REGENERON PHARMACEUTICALS, INC.,
a New York corporation

By:	/s/ Murray A. Goldberg
Name:	Murray A. Goldberg
Title:	Senior Vice President, Finance & Administration and Chief Financial Officer

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